[The American Funds Group(r)]


ICA
THE INVESTMENT COMPANY OF AMERICA

1999 Annual Report
For the year ended December 31

[cover:  various photographs of people doing business]

BACKSTAGE AT YOUR MUTUAL FUND


ICA(SM)

The Investment Company of America(r) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

ICA is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 1.39%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


1999 RESULTS AT A GLANCE
Year ended December 31, 1999
(with dividends and capital gain distributions reinvested)

                                         Standard &
                                         Poor's 500
                          ICA            Composite Index
Income Return             1.66%          1.36%
Capital Return            14.90%         19.65%
Total Return              16.56%         21.01%

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS PAID IN 1999

                                    Per Share            Payment Date
Income Dividends                    $0.12                March 8
                                    $0.12                June 7
                                    $0.12                Sept. 7
                                    $0.12 + $0.03        Dec. 14
                                    $0.51
Capital Gain Distributions          $0.30                March 8
                                    $2.74                Dec. 14
                                    $3.04

EXPENSE RATIOS AND PORTFOLIO TURNOVER RATES*
Year ended December 31, 1999

Expense Ratio                   0.55%        1.21%
Portfolio Turnover Rate         28%          68%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.

/#/Growth & Income Funds, as measured by Lipper, Inc.


FELLOW SHAREHOLDERS

In a year when most U.S. stocks declined in price, ICA achieved its fifth consecutive year of double-digit total returns. Maintaining the long-term, research-intensive approach it has followed throughout its 66 years, the fund produced a gain of 16.6%, exceeding its lifetime average of 13.7%.

The 1999 figure, which includes reinvested dividends and capital gain distributions, was well above the 11.9% gain for ICA's peer group as measured by the Lipper Growth & Income Funds Index.

It did not, however, reach the 21.0% total return for the unmanaged Standard & Poor's 500 Composite Index. That index is heavily weighted toward a few large companies, several of which showed astonishing gains last year and paid no dividends, currently making the index a misleading reflection of the broad market. In fact, a majority of stocks that were in the S&P 500 for the full year were down. On the New York Stock Exchange, losers outnumbered winners by nearly two to one. ICA did better, with more holdings up than down.

THE LONG-TERM VALUE OF DIVIDENDS

The stock market rewarded non-dividend-paying stocks far more than dividend-payers last year. This dichotomy isn't surprising in a bull market of such long duration. It is, however, at odds with longer term trends. Over the past 20 years, reinvested dividends, combined with the effect of compounding, have accounted for slightly more than half of the total return for the S&P 500 Index. Focusing just on ICA, shareholders who reinvested their dividends over the past decade added 27% more in value to their accounts than those who took their dividends in cash.

We cite such numbers as a reminder that ICA's goals and probably yours as an ICA investor include looking beyond the trends of the moment, no matter how pervasive, and continuing to place some importance on dividend income while seeking price appreciation. Dividends also tend to have a buffering effect in a falling market.

NEW TECHNOLOGY AND ICA

The most publicized segment of the market was the rocket-propelled rise in stocks of Internet companies. You won't find the hottest of the new Internet offerings in ICA's portfolio. Instead, your fund's search for value has led it to participate broadly in the new technologies driving today's economic growth. In fact, data processing and telecommunications were among the five largest industry holdings in 1990 and stood first and third at the end of 1999.

Large holdings acquired before last year's run-up in prices include companies such as Nortel Networks, the fund's biggest gainer for the year (+303%), Oracle (+290%) and Cisco Systems (+131%), which provide equipment and systems to the Internet. Other large holdings were in data processing, such as Microsoft (+68%) and Computer Associates International (+64%). We have lightened our holdings in several technology stocks recently as a result of their high valuations relative to realistic prospects.

A BRIEF LOOK BACK

If we stand back and look at the past decade, we can see the ability of the fund's adviser, Capital Research and Management Company, to find and stay with opportunities. Most of the largest holdings early in the past decade are still in the portfolio today, although the size of those holdings have changed as Capital's investment professionals actively followed the shifting fortunes of individual companies.

Last year's results proved once again a basic principle of investing:
Individual stocks often fluctuate year-by-year, but longer periods are a far better gauge of their value. For example, Fannie Mae, the fourth-largest holding at the start of the decade as well as at its end, slipped 16% last year as interest rates rose but still was up 614% for the ten years. Time Warner, already a significant holding in 1989, slumped in mid-decade but was up 367% for the decade, including 17% last year. It rose further in January of this year after announcing plans to merge with America Online. Alcoa, a holding for much of the decade, was up 123% last year, more than it gained over the previous five.

A 22-YEAR STREAK

The 1980s and 1990s have been particularly strong decades for ICA. In fact, the fund has had positive total returns for the past 22 calendar years, the longest positive string in the mutual fund industry, according to Lipper, Inc. Here are average annual compound returns for both decades:


ICA VS. ITS BENCHMARKS

               1/1/80 -           1/1/90 -
               12/31/89           12/31/99
ICA            18.1%              16.0%
S&P 500        17.5%              18.2%
Lipper*        16.4%              14.4%

*Lipper Growth & Income Funds Index

MANAGING EXPECTATIONS

After so long a period of high returns, keeping expectations realistic can be difficult. Last year's U.S. stock market helped in that regard, considering the range of results even among ICA's 20 largest holdings. In addition to Oracle's huge gain, Viacom, atop the fund's list, gained 63%, while Texas Instruments rose 126%, Fujitsu 244% and Corning 187%. On the other hand, Philip Morris dropped 57% (but still was up 61% for the decade) and Monsanto lost 25% in 1999. Among bank holdings, Washington Mutual was down 32%.

The not-so-remote possibility of getting caught on the wrong side of a market where a majority of the stocks were down illustrates the value of a diversified, research-based and fully managed portfolio such as you have with ICA. Moreover, there is a lot more to managing the fund than selecting stocks. There are many other important parts of the process. We offer you a broad look at them in the article beginning on page 6.

ICA is the third-largest equity mutual fund and has been among the nation's dozen largest for 30 years. Perhaps more significantly, it is the only one of the 12 largest funds in 1969 to remain on the list every year since.

The fund's lifetime average annual compound return of 13.7% exceeds the 12.4% produced by the S&P 500 Index. Flip this page and you will see how much extra growth this margin has meant for a $10,000 investment in ICA.

ICA has had positive total returns for the past 22 calendar years, the longest positive string in the industry.

Contributing to the fund's success is its consistent long-term approach evidenced by a low portfolio turnover rate and expenses well below industry averages, as shown in the table on the inside front cover.

We thank you for being part of ICA and hope you will join us in a look backstage.

Sincerely,

/s/Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.
Chairman of the Board

/s/R. Michael Shanahan
R. Michael Shanahan
President

February 14, 2000


THE VALUE OF A LONG-TERM PERSPECTIVE (1934-1999)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 66 years, from January 1, 1934 through December 31, 1999, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $45,682,130 compared with $22,816,415 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $169,649 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1989. At that time, the table shows the value of the investment illustrated here was $10,338,589. Since then, it has more than quadrupled to $45,682,130. Thus, in the same period, the value of your 1989 investment - regardless of size - has also more than quadrupled.

*Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.


AVERAGE ANNUAL COMPOUND RETURNS/+/
For periods ended December 31, 1999

Ten Years      +15.33%
Five Years     +22.27%
One Year       +9.84%

/+/Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $25,000 or more.
[begin mountain chart]

Year ended December 31           1934            1935           1936             1937             1938

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             -               -              $398             1,006            181

Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776

Dividends in Cash                -               -              $398             976              170

Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174

S&P 500/Div. Reinvested          $9,848          14,536         19,441           12,689           16,591

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    0.0%            0.0            1.8              3.2              0.9

Capital Return                   18.2%           83.1           44.0             (41.7)           26.7

ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6

Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89



Year ended December 31           1939            1940           1941             1942             1943

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             536             891            1,262            1,186            1,101

Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019

Dividends in Cash                498             806            1,089            969              861

Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861

S&P 500/Div. Reinvested          16,529          14,914         13,186           15,842           19,904

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.2             3.6            5.2              5.3              4.2

Capital Return                   (1.4)           (6.0)          (12.6)           11.5             28.6

ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8

Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72



Year ended December 31           1944            1945           1946             1947             1948

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             1,242           1,191          1,775            2,409            2,685

Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430

Dividends in Cash                942             878            1,277            1,672            1,785

Value at Year-End/1/             32,130          42,948         40,686           39,332           37,714

S&P 500/Div. Reinvested          23,792          32,430         29,829           31,509           33,200

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    3.5             2.8            3.0              4.2              4.6

Capital Return                   19.8            34.0           (5.4)            (3.3)            (4.2)

ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4

Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08


---

Year ended December 31           1949            1950           1951             1952             1953

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             2,661           3,152          3,391            3,535            3,927

Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747

Dividends in Cash                1,689           1,911          1,970            1,974            2,113

Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362

                                 39,376          51,763         64,169           75,825           75,109

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             4.9            4.4              3.9              3.9

Capital Return                   4.8             14.9           13.4             8.3              (3.5)

ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4

Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85



Year ended December 31           1954            1955           1956             1957             1958

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             4,104           5,124          5,608            6,228            6,546

Value at Year-End/1/             158,859         199,215        220,648          194,432          281,479

Dividends in Cash                2,127           2,579          2,748            2,969            3,028

Value at Year-End/1/             80,780          98,530         106,303          90,911           128,040

S&P 500/Div. Reinvested          114,370         150,290        160,035          130,886          204,535

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.0             3.2            2.8              2.8              3.4

Capital Return                   52.1            22.2           8.0              (14.7)           41.4

ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8

Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68



Year ended December 31           1959            1960           1961             1962             1963

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             7,013           8,139          8,383            9,122            9,620

Value at Year-End/1/             321,419         335,998        413,552          358,800          440,900

Dividends in Cash                3,161           3,582          3,603            3,831            3,936

Value at Year-End/1/             142,882         145,597        175,370          148,178          177,833

S&P 500/Div. Reinvested          228,983         230,021        291,847          266,562          327,243

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.5             2.5            2.5              2.2              2.7

Capital Return                   11.7            2.0            20.6             (15.4)           20.2

ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9

Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59


--

Year ended December 31           1964            1965           1966             1967             1968

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             10,708          12,112         15,516           18,359           22,628

Value at Year-End/1/             512,591         650,689        657,093          846,941          990,640

Dividends in Cash                4,285           4,742          5,946            6,869            8,270

Value at Year-End/1/             202,346         251,553        248,034          312,473          356,572

S&P 500/Div. Reinvested          381,015         428,493        385,546          477,643          530,376

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.4             2.4            2.4              2.8              2.7

Capital Return                   13.9            24.5           (1.4)            26.1             14.3

ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0

Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49



Year ended December 31           1969            1970           1971             1972             1973

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             25,318          27,305         28,565           29,917           33,353

Value at Year-End/1/             884,824         908,018        1,062,651        1,231,087        1,024,067

Dividends in Cash                9,024           9,438          9,569            9,750            10,569

Value at Year-End/1/             309,611         307,421        349,727          394,701          317,911

S&P 500/Div. Reinvested          485,806         504,725        576,517          685,814          585,221

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             3.1            3.1              2.8              2.7

Capital Return                   (13.3)          (0.5)          13.9             13.1             (19.5)

ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)

Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47



Year ended December 31           1974            1975           1976             1977             1978

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             52,187          49,800         46,441           49,838           55,969

Value at Year-End/1/             840,310         1,137,660      1,474,369        1,436,402        1,647,483

Dividends in Cash                15,908          14,318         12,804           13,279           14,386

Value at Year-End/1/             245,526         317,655        398,099          374,307          414,421

S&P 500/Div. Reinvested          431,257         591,429        732,244          679,620          723,941

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    5.1             5.9            4.1              3.4              3.9

Capital Return                   (23.0)          29.5           25.5             (6.0)            10.8

ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7

Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49


--

Year ended December 31           1979            1980           1981             1982             1983

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             69,960          91,302         115,901          146,105          147,156

Value at Year-End/1/             1,963,310       2,380,187      2,401,091        3,211,997        3,859,712

Dividends in Cash                17,347          21,746         26,420           31,589           30,264

Value at Year-End/1/             475,669         552,242        530,864          670,590          774,518

S&P 500/Div. Reinvested          857,494         1,135,716      1,080,290        1,312,586        1,607,373

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.7            4.9              6.1              4.6

Capital Return                   15.0            16.5           (4.0)            27.7             15.6

ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2

Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44



Year ended December 31           1984            1985           1986             1987             1988

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             160,449         174,890        203,830          267,489          318,747

Value at Year-End/1/             4,117,187       5,491,890      6,685,657        7,049,178        7,989,285

Dividends in Cash                31,680          33,152         37,328           47,452           54,382

Value at Year-End/1/             791,971         1,017,904      1,200,518        1,220,928        1,327,375

S&P 500/Div. Reinvested          1,707,344       2,247,607      2,666,026        2,804,108        3,266,701

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.2             4.2            3.7              4.0              4.5

Capital Return                   2.5             29.2           18.0             1.4              8.8

ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3

Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48



Year ended December 31           1989            1990           1991             1992             1993

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             370,835         406,318        320,422          357,779          374,395

Value at Year-End/1/             10,338,589      10,409,027     13,171,892       14,092,236       15,729,365

Dividends in Cash                60,741          64,056         48,721           52,965           54,005

Value at Year-End/1/             1,652,751       1,598,821      1,969,876        2,052,162        2,234,153

S&P 500/Div. Reinvested          4,564,914       4,164,749      5,428,149        5,841,123        6,427,233

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    4.6             3.9            3.1              2.7              2.7

Capital Return                   24.8            (3.2)          23.4             4.3              8.9

ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6

Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59



Year ended December 31           1994            1995           1996             1997             1998

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             407,211         450,124        480,065          510,312          584,125

Value at Year-End/1/             15,753,834      20,578,696     24,560,540       31,881,108       39,193,457

Dividends in Cash                57,286          61,704         64,313           67,021           75,420

Value at Year-End/1/             2,180,610       2,779,658      3,247,852        4,142,648        5,008,219

S&P 500/Div. Reinvested          6,514,488       8,953,818      11,004,232       14,670,341       18,854,419

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    2.6             2.9            2.3              2.1              1.8

Capital Return                   (2.4)           27.7           17.0             27.7             21.1

ICA TOTAL RETURN                 0.2             30.6           19.3             29.8             22.9

Fund Expenses/4/                 0.60            0.60           0.59             0.56             0.55



Year ended December 31           1999

YEAR-BY-YEAR SUMMARY OF RESULTS

Dividends Reinvested             651,791

Value at Year-End/1/             45,682,130

Dividends in Cash                82,803

Value at Year-End/1/             5,748,501

S&P 500/Div. Reinvested          22,816,415

ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED


Income Return                    107

Capital Return                   14.9

ICA TOTAL RETURN                 16.6

Fund Expenses/4/                 0.55


---
[end chart]
AVERAGE ANNUAL COMPOUND RETURN FOR 66 YEARS:
INCOME RETURN       3.23%
CAPITAL RETURN      10.39%
ICA TOTAL RETURN    13.62%/1/

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge for dividends or capital gain distributions. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes dividends of $7,189,638 and capital gain distributions of $17,500,792 reinvested in the years 1936-1999.

/3/Includes reinvested capital gain distributions of $2,640,717 but does not reflect income dividends of $1,223,094 taken in cash.

/4/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.



BACKSTAGE AT YOUR MUTUAL FUND

A year ago in these pages we introduced you to many of the experienced analysts and portfolio counselors who manage ICA's portfolio. This year, we will take you backstage so you can meet the talented associates who support your investment in The Investment Company of America across a range of disciplines.

These are individuals who are there when you phone, who keep your account current, and who provide the technology to do that as swiftly and efficiently as possible. These are the people who watch securities markets minute-by-minute to buy the best securities at the best prices - important even for a fund that buys for the long term. Here also is the group that each market day races against a tight deadline to compute what your shares are worth and make it possible for you to keep tabs on those numbers in the daily press, American FundsLine(r) and our Web site.

Along with the investment professionals who manage the portfolio, they are part of Capital Research and Management Company, which has been ICA's investment adviser for 66 years and is adviser to all 29 funds in The American Funds Group.

In this era of exuberance over the long bull market, leading to such risky ventures as day trading on the Internet and other do-it-yourself forms of stock picking, we think you will be impressed with just how much expertise goes into managing a successful mutual fund. Rather than go it alone, you have chosen a capable base of professionals to shepherd your investment in ICA.

[photographs of date stamp, service  enter, telephone console]
[Begin Caption]
American Funds Service Team

TEAMWORK IN RESPONDING

One of the many teams available to answer your questions when you call the American Funds includes, from left, Carolyn Nakamoto, Antonio Gonzalez III, Rebecca Jimenez, Ron Morisaki, Jeannie Fractious, Leslie Bostrom, Allison Hosterman and team leader Denise Pasko.
[End Caption]

17,000 CALLS, ANSWERED IN SECONDS

Excellence of service is a top priority, so let's begin our tour in the area charged most directly with achieving that, American Funds Service Company. From four interconnected service centers across the nation - in Virginia, Indiana, Texas and California - associates service 11 million accounts for the American Funds family, ICA's 1.7 million among them. On average, the centers' service representatives field 17,000 calls a day.

Many of those who serve you at the centers are organized into teams that provide the most effective possible responses to your questions or requests, simple or complex. The centers handle 70 million contacts annually with shareholders or their financial advisers. American FundsLine, our 24-hour automated telephone system, and the American Funds Web site (www.americanfunds.com) are also convenient sources of information and reduce the cost of servicing your account.

NEW IMAGING TECHNOLOGY

A sizable part of service center activity still involves nonelectronic mail. Recently introduced imaging technology has allowed the centers to "move the work to where the people are," says Gary Winsbury, an American Funds manager at the Brea, California, center. The result is a level workload, reducing such costs as overtime and heavier staffing. Each center feeds mail into a computer imaging system that allows it to be transferred from center to center instantaneously. In a typical month, 250,000 transactions are scanned and processed using imaging technology.

[photographs of service center, mail processing equipment, cartons of mail] [Begin Caption]
New Imaging Technology

FROM PAPER TO COMPUTER

Lourdes Villegas, above at the keyboard, Tonya Rodgers and Gary Winsbury route letters electronically to where they can be handled most effectively. Right, Sarah Molina and Dax Velasquez.
[End Caption]

[Begin Pull Quote]
"move the work to where the people are"
[End Pull Quote]

[photographs of people at work]
[Begin Caption]
Information Technology and Shareholder Records

SAFEGUARDING YOUR ACCOUNT RECORDS

Much of Capital's technology is self-developed and tested. Mary Xavier, Marilyn Gravell and Scott Bruski, in the technology lab, discuss the system used to store and retrieve account records.
[End Caption]

Getting quarterly account statements out to you is an around-the-clock, seven-day-a-week operation at the turn of each calendar quarter. As the new millennium dawned, so did some 16 million pages of statements going to American Funds shareholders and their financial advisers. By January 9th, with all potential Y2K problems long since foreseen, the last of the year-end statements were in the mail.

Protecting your records is another important operation. Marilyn Gravell and Mary Xavier are part of a team that works with an outside firm called DST to update and monitor account records. "We can access those records through our computers, and DST maintains a back-up location as well as a storage facility in a limestone cave in the Midwest," explains Mary.

[photographs of service center]
[Begin Caption]
Share Pricing and Statistics

MARKETING STATISTICS
From left, Deborah Eppolito and Esther Paradero are two of the eight associates who calculate investment results for ICA and the other American Funds.

NEW NUMBERS EVERY DAY
Nida Murakawa, Jeanne Feybush and Shane Lawlor are part of the group that analyzes pricing data on ICA's individual securities holdings.
[End Caption]

ACCURATE DAILY SHARE PRICING

Around 4 p.m. Pacific time of every stock market day, the updated value of a share of ICA magically appears on the American Funds Web site and our American FundsLine phone system. By morning it's in your local newspaper. Magic to you, perhaps, but a complex race against time for a number of American Funds people.

The process begins early in the day as prices of individual securities are gathered from markets elsewhere in the world that have already closed. Then the real drama begins at l p.m. Los Angeles time (4 p.m. in New York) when the New York Stock Exchange closes.

"Six of our associates go behind a closed door for 50 minutes to concentrate in almost total silence on gathering and checking prices," says Jeanne Feybush, a senior vice president who oversees the effort. They collect data on some 3,800 securities from a number of services reporting New York Stock Exchange, Nasdaq and other market results.

"Our system goes through many edits," she adds, including intense crosschecking of any unusual price variations from the previous trading session. "We even have backup generators in case power goes down, and we go through quarterly drills on how to overcome a breakdown."

The effort then shifts to a separate group headed by Marcia Gould, a Capital Research vice president and assistant treasurer of ICA. That group takes all those individual prices and, with only an hour to work, calculates the net asset value for an ICA share and for shares of the other American Funds. That involves more checking and rechecking to be certain the overall figure fairly reflects the price of an ICA share that day, based on the total value of all the investments in the portfolio.

[photographs of Thomas Rowland, Kathleen Ries and Marcia Gould]
[Begin Caption]
Fund Accounting

PRICING ICA

Armed with accurate prices for the holdings, a group including Thomas Rowland, Kathleen Ries and Marcia Gould convert those individual prices into one price - the value of an ICA share.
[End Caption]


TRADING: THE SCIENCE AND THE ART
[photograph of traders]

Considering the long-term nature of ICA's investment approach, you may wonder whether our Securities Order department is like the Maytag repairman, always waiting for something to do. That's far from the case. For a fund like ICA, building a significant position in a stock - or winding down a major holding - is not something done by one press of a computer key. It is often a long process, with experienced associates watching bounces in the market, looking intently for opportunities, such as signs of who might be out there anxious to sell or buy a big block of stock.

[Begin Pull Quote]
"building a significant position is not something done by one press of a computer key"
[End Pull Quote]
[Begin Caption]
Trading Room

BUY LOW, SELL HIGH
Nowhere is that guiding principle more relevant than in the trading room, where Doreen Gee oversees ICA's individual stock market transactions. At her side here is equity trader Matt Lyons.
[End Caption]

Doreen Gee, who heads Capital Research's Los Angeles equity trading department, explains, "We try to have as little impact on the market as possible. Say we want to build a holding of three or four million shares in a company. We may spend months on a strategy. We're very patient." The result is better prices for ICA than with a less well-organized and experienced approach.

[photograph of Anne Llewellyn, Vincent Corti and Eric Richards]
[Begin Caption]
Administrative and Legal Coordination

WORKING WITH THE FUND'S DIRECTORS

From left, Vincent Corti, Anne Llewellyn and outside legal counsel Eric Richards help coordinate the activities of ICA's Board of Directors and Advisory Board, focusing on corporate governance, compliance and regulatory matters.
[End Caption]

[Begin Pull Quote]
"we try to have as little impact on the market as possible"
[End Pull Quote]

The portfolio counselors and analysts who make the investment decisions naturally work closely with the trading room associates to set price parameters and other objectives to guide the buying or selling effort. Although ICA's turnover is exceedingly low by industry standards, a shift involving even 28% of ICA's $49-billion equity portfolio is a substantial movement of assets and potential for cost savings in any year.

While the fund owns primarily U.S. securities, a number of international companies are in the portfolio. In some cases, that turns the search for the best prices into an around-the-clock affair. Doreen's group "passes the order book" electronically to our Hong Kong and London trading desks, to seek opportunities in Asian and European markets.

[photograph of Catherine Ward and Patricia Pinney]
[Begin Caption]
Investment Supervision

STICKING TO OBJECTIVES
Catherine Ward, left, chairs Capital Research's Investment Committee, charged with making sure investments are within the fund's objectives. Here she is joined by ICA Vice President Patricia Pinney.
[End Caption]

OVERSEEING THE OBJECTIVES

Another important activity involves oversight to ensure that the investment activity stays within fund objectives.

While the fund's portfolio counselors make independent decisions about the portion of the portfolio they manage (more on this later), their decisions require coordination. Catherine Ward serves as chairman of Capital Research's investment committee, whose responsibility includes among other things recommending stocks eligible for ICA's portfolio. That list is reviewed and approved by the fund's Board of Directors.

Investment Administration, headed by Cathy Michero, monitors the "eligible" list. Her group watches for various changes in a company's business activities that might affect its appropriateness for ICA's portfolio. "All orders to buy or sell go through our department to be certain they comply with the fund's prospectus," Cathy explains. Other ICA associates provide legal support and work with the fund's independent Directors and Advisory Board members.

[photograph of Cathy Michero, Brandy Baker, Katelyn O'Burke and Susan Countess] [Begin Caption]
Investment Administration

MAINTAINING THE LIST

Above, from left, Cathy Michero, Brandy Baker, Katelyn O'Burke and Susan Countess keep close tabs on mergers and other corporate actions that can affect which stocks fall within ICA's investment universe.
[End Caption]

[Begin Pull Quote]
"all orders to buy or sell go through Investment Administration to be certain they comply with the fund's prospectus"
[End Pull Quote]

[photographs of law library and clocks]

[photograph of Joe Blair in presentation and driving a car]
[Begin Caption]
Contacting The Brokers

TELLING ICA'S STORY

Joe Blair, a wholesaler for The American Funds Group, meets with a group of brokers in Hartford, Connecticut, to talk about ICA. He works closely with Area Sales Representative Wendy Johnson, pictured below, who can provide Joe with broker information and other data from the Hampton Roads, Virginia, service center.
[End Caption]
[photographs of computer terminal and customer service representative]

FROM BACKSTAGE TO ONSTAGE

You've had a fairly complete tour backstage; now let's move in front of the curtains to meet those somewhat more in the public eye.

Joe Blair is a senior vice president of American Funds Distributors, the marketing arm of The American Funds Group. He is one of several dozen marketing executives who spend their time in the field, in his case southern New England. Their job is to provide information and support to brokers and financial planners through whom you most likely first came in contact with ICA. On the road four days a week, Joe calls on upwards of 750 brokerage or planners' offices in the course of a year.

When it comes to ICA, he finds that the fund's strongest attraction is its long-term consistency. "It's the fact the fund has been around for 66 years," says Joe. "That allows you to see how well the American Funds' approach has worked over all those market cycles."

As is the case with Joe's colleagues in the field, his efforts are supported by an area sales representative - in this case Wendy Johnson, based at the service center in Hampton Roads, Virginia. She can quickly provide information to any of the financial advisers in Joe's region, helping them assist American Funds' current and potential investors.

FINDING THE INVESTMENTS

Field work is by no means a marketing activity alone. It may be trite to say it, but Research is Capital's middle name. Like the rest of the American Funds, ICA draws on the services of more than 100 analysts and portfolio counselors. They make more than 7,500 visits a year to companies, their suppliers, customers and competitors around the world.

Their goal is to be the best-informed investment professionals in the business about the companies in the ICA portfolio and those that might be included in the future. As we pointed out last year, they bring an average of a dozen years of experience to their efforts.

As unusual as that tenure is in the mutual fund industry, there are other factors that equally set them apart. At Capital Research, analysts, who are specialists based on industry or geographic region, also have direct investment responsibility within their area of expertise. More than 30 of them participate in what's called ICA's research portfolio, accounting for about 30% of the fund's assets under management.

That direct involvement promotes interaction between them and the portfolio counselors, who base many of their investment decisions on the convictions displayed by the analysts about stocks they have chosen for the research portfolio.

For their part, the portfolio counselors, who are generalists with a broad view of the investment landscape, make up Capital's unique multiple portfolio counselor system, adopted more than 40 years ago.

Each counselor has a portion of the portfolio to manage as a separate unit. That permits the counselors to follow their highest convictions, as well, rather than attempt to invest more broadly than they might prefer. Portfolio diversity is ensured by the diversity of opinions and convictions of the ICA counselors.

The system provides a straightforward method for managing growth in the fund:
The number of counselors can be increased as needed. It also provides a seamless way to introduce new individuals to succeed those approaching retirement.

IT'S A COLLABORATIVE EFFORT

Investment management is the most written-about aspect of the mutual fund business. As we've illustrated here, however, it by no means encompasses the whole cast of associates who support your investment in ICA and do so while helping to hold expenses far below industry standards. Each role is essential to commanding your confidence in the fund and the American Funds family.

[Begin Pull Quote]
"the goal is to be the best-informed investment professionals in the business" [End Pull Quote]

[photographs of the interior of manufacturing plant]
[Begin Caption]
Investment Research

SEEING IS OFTEN BELIEVING

Kent Lucas, right, an auto, auto parts and machinery analyst for ICA, goes to where they're made - in this case a car and truck assembly plant jointly owned by Toyota and General Motors in Fremont, California.
[End Caption]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[illustration of globe]

As a shareholder in The Investment Company of America, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

* A long-term, value-oriented approach

Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

* A GLOBAL PERSPECTIVE

We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

* A MULTIPLE PORTFOLIO COUNSELOR SYSTEM

More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS

More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.


* A COMMITMENT TO LOW OPERATING EXPENSES

You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS

Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS

Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND

Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS

Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS

Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

STATE-SPECIFIC TAX-EXEMPT FUNDS

The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS

Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF A PORTFOLIO FOR EVERY INVESTOR.


INVESTMENT PORTFOLIO - December 31, 1999
------------------------------------------     ----------
                                               Percent of
Largest Individual Equity Holdings             Net Assets
------------------------------------------     ----------
Viacom                                               2.94%
Time Warner                                          2.40
Oracle                                               2.15
Fannie Mae                                           2.11
AT&T Corp.-Liberty Media Group                       2.07
Microsoft                                            1.87
Cendant                                              1.81
AT&T                                                 1.78
Sprint FON Group                                     1.78
Philip Morris                                        1.61

------------------------------------------     ----------

                                               Percent of
Largest Industry Holdings                      Net Assets
------------------------------------------     ----------
Data Processing & Reproduction                      10.43%
Broadcasting & Publishing                            8.64
Diversified Telecommunication Services               7.68
Health & Personal Care                               6.53
Energy Sources                                       5.26

------------------------------------------     ----------

                                               Percent of
Largest Investment Categories                  Net Assets
------------------------------------------     ----------
Services                                            26.25%
Capital Equipment                                   21.02
Consumer Goods                                      12.44
------------------------------------------     ----------


Companies appearing in the portfolio listing
 since June 30, 1999
------------------------------------------
Becton, Dickinson
Berkshire Hathaway
Chubb
Conoco
Delphi Automotive Systems
Dollar General
Dow Chemical
Fluor
Hitachi
Infinity Broadcasting
Knight-Ridder
MBNA
MediaOne Group
NEC
New York Times
PE
Pinnacle West Capital
Providian Financial
Qwest Communications International
R.J. Reynolds Tobacco Holdings
Williams Companies
------------------------------------------
Companies eliminated from the portfolio listing
 since June 30, 1999
------------------------------------------
Ameritech
Atlantic Richfield
Baxter International
Bayer AG
Browning-Ferris Industries
Chase Manhattan
Comcast
DaimlerChrysler
Genuine Parts
Georgia-Pacific Timber Group
KeySpan
LifePoint Hospitals
Nestle
Nissan Motor
Praxair
SunTrust Banks
Triad Hospitals
Tribune

The Investment Company of America
Investment Portfolio, December 31, 1999
                                                                                                        Market
                                                                                            Number of    Value   Percent of
Equity Securities                                                                            Shares   (millions) Net Assets
--------------------------------------------                                                --------   --------   --------
ENERGY
ENERGY SOURCES  -  5.26%
BP Amoco PLC (ADR)                                                                           2,500,000   $148.281        .26
Broken Hill Proprietary Co. Ltd.                                                             4,057,166     53.273        .09
Chevron Corp.                                                                                3,170,000    274.601        .49
Conoco Inc., Class A                                                                         6,650,000    164.587
Conoco Inc., Class B                                                                         9,681,845    240.836        .72
Exxon Mobil Corp.                                                                            1,056,120     85.084        .15
Kerr-McGee Corp.                                                                               860,600     53.357        .10
Murphy Oil Corp.                                                                             2,175,000    124.790        .22
Phillips Petroleum Co.                                                                       7,400,000    347.800        .62
Royal Dutch Petroleum Co. (New York Registered Shares)                                       9,300,000    562.069
"Shell" Transport and Trading Co., PLC (New York Registered Shares)                          1,000,000     49.250       1.09
Texaco Inc.                                                                                  3,250,000    176.516        .31
TOTAL FINA SA, Class B                                                                       1,273,469    169.747
TOTAL FINA SA, Class B (ADR)                                                                 3,453,833    239.178        .73
Unocal Corp.                                                                                 5,764,700    193.478        .36
USX-Marathon Group                                                                           2,800,000     69.125        .12
UTILITIES: ELECTRIC & GAS  -  1.03%
Ameren Corp.                                                                                   600,000     19.650        .04
American Electric Power Co., Inc.                                                            3,000,000     96.375        .17
Duke Energy Corp.                                                                            1,375,000     68.922        .12
Florida Progress Corp.                                                                         400,000     16.925        .03
GPU, Inc.                                                                                    2,579,900     77.236        .14
Pinnacle West Capital Corp.                                                                  2,900,000     88.631        .16
Southern Co.                                                                                 3,400,000     79.900        .14
Williams Companies, Inc.                                                                     4,250,000    129.891        .23
                                                                                                      ---------- ----------
                                                                                                        3,529.502       6.29
                                                                                                      ---------- ----------

MATERIALS
CHEMICALS  -  2.80%
Air Products and Chemicals, Inc.                                                             1,700,000     57.056        .10
Dow Chemical Co.                                                                             3,400,000    454.325        .81
E.I. du Pont de Nemours and Co.                                                              1,899,500    125.129        .22
Imperial Chemical Industries PLC (ADR)                                                       5,300,000    225.581        .40
International Flavors & Fragrances Inc.                                                      1,527,000     57.644        .10
Monsanto Co.                                                                                18,243,500    649.925       1.17
FOREST PRODUCTS & PAPER  -  2.29%
Champion International Corp.                                                                 1,950,000    120.778        .22
Fort James Corp.                                                                            10,700,000    292.912        .52
Georgia-Pacific Corp., Georgia-Pacific Group                                                 8,225,000    417.419        .74
International Paper Co.                                                                      2,881,236    162.610        .29
Louisiana-Pacific Corp.                                                                      4,675,000     66.619        .12
Weyerhaeuser Co.                                                                             3,100,000    222.619        .40
METALS: NONFERROUS  -  1.65%
Alcoa Inc.                                                                                   8,776,700    728.466       1.30
Freeport-McMoRan Copper & Gold Inc., Class B (1)                                             2,200,000     46.475        .08
Phelps Dodge Corp.                                                                           1,696,300    113.864        .20
WMC Ltd.                                                                                     7,500,000     41.360        .07
                                                                                                      ---------- ----------
                                                                                                        3,782.782       6.74
                                                                                                      ---------- ----------

CAPITAL EQUIPMENT
AEROSPACE & MILITARY TECHNOLOGY  -  0.64%
Boeing Co.                                                                                   2,500,000    103.906        .19
Northrop Grumman Corp.                                                                         985,000     53.252        .09
Raytheon Co., Class A                                                                        2,536,335     62.933
Raytheon Co., Class B                                                                        1,700,000     45.156        .19
United Technologies Corp.                                                                    1,440,000     93.600        .17
DATA PROCESSING & REPRODUCTION  -  10.43%
Cisco Systems, Inc. (1)                                                                      5,300,000    567.762       1.01
Compaq Computer Corp.                                                                        5,046,100    136.560        .24
Computer Associates International, Inc.                                                     12,295,000    859.882       1.53
Fujitsu Ltd.                                                                                13,173,000    600.765       1.07
Hewlett-Packard Co.                                                                          3,800,000    432.963        .77
International Business Machines Corp.                                                        6,000,000    648.000       1.16
Microsoft Corp. (1)                                                                          9,000,000  1,050.750       1.87
Oracle Corp. (1)                                                                            10,750,000  1,204.672       2.15
3Com Corp. (1)                                                                               5,100,000    239.700        .43
Xerox Corp.                                                                                  5,000,000    113.438        .20
ELECTRICAL & ELECTRONIC  -  2.12%
Hitachi, Ltd.                                                                                8,500,000    136.426        .24
Lucent Technologies Inc.                                                                     1,600,000    119.700        .21
NEC Corp.                                                                                    5,000,000    119.152        .21
Nortel Networks Corp.                                                                          800,000     80.800        .14
Siemens AG                                                                                   3,200,000    406.585        .73
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                               5,000,000    328.437        .59
ELECTRONIC COMPONENTS  -  4.55%
Corning Inc.                                                                                 4,775,000    615.677       1.10
Intel Corp.                                                                                  4,850,000    399.216        .71
Micron Technology, Inc. (1)                                                                  5,333,700    414.695        .74
Motorola, Inc.                                                                               1,960,000    288.610        .51
Texas Instruments Inc.                                                                       8,580,000    831.188       1.49
ELECTRONIC INSTRUMENTS  -  0.67%
PE Corp.                                                                                     3,111,900    374.400        .67
ENERGY EQUIPMENT  -  0.81%
Baker Hughes Inc.                                                                            6,505,600    137.024        .24
Schlumberger Ltd.                                                                            5,650,000    317.813        .57
INDUSTRIAL COMPONENTS  -  0.40%
Dana Corp.                                                                                   2,121,500     63.512        .11
Delphi Automotive Systems Corp.                                                              5,764,088     90.784        .16
Illinois Tool Works Inc.                                                                     1,000,000     67.563        .13
MACHINERY & ENGINEERING  -  1.40%
Caterpillar Inc.                                                                             2,600,000    122.362        .22
Cummins Engine Co., Inc.                                                                     1,700,000     82.131        .15
Deere & Co.                                                                                  5,700,000    247.238        .44
Fluor Corp.                                                                                  1,400,000     64.225        .11
Ingersoll-Rand Co.                                                                           1,894,800    104.332        .19
Parker Hannifin Corp.                                                                        1,900,000     97.494        .17
Thermo Electron Corp. (1)                                                                    5,000,000     75.000        .12
                                                                                                      ---------- ----------
                                                                                                       11,797.703      21.02
                                                                                                      ---------- ----------

CONSUMER GOODS
APPLIANCES & HOUSEHOLD DURABLES  -  0.16%
Newell Rubbermaid Inc.                                                                       3,000,000     87.000        .16
AUTOMOBILES  -  0.69%
Ford Motor Co.                                                                               3,250,000    173.672        .31
General Motors Corp.                                                                           800,000     58.150        .10
Honda Motor Co., Ltd.                                                                        4,246,000    157.906        .28
BEVERAGES & TOBACCO  -  2.55%
PepsiCo, Inc.                                                                               12,600,000    444.150        .79
Philip Morris Companies Inc.                                                                39,000,000    904.313       1.61
R.J. Reynolds Tobacco Holdings, Inc.                                                         4,461,666     78.637        .15
FOOD & HOUSEHOLD PRODUCTS  -  2.01%
Archer Daniels Midland Co.                                                                   8,280,000    100.912        .18
Bestfoods                                                                                    1,200,000     63.075        .11
Colgate-Palmolive Co.                                                                        1,300,000     84.500        .15
General Mills, Inc.                                                                          8,300,000    296.725        .53
Nabisco Group Holdings Corp.                                                                16,000,000    170.000        .30
Procter & Gamble Co.                                                                           850,000     93.128        .17
Sara Lee Corp.                                                                              11,500,000    253.719        .45
Unilever NV (New York Registered Shares)                                                     1,200,000     65.325        .12
HEALTH & PERSONAL CARE  -  6.53%
Abbott Laboratories                                                                          3,000,000    108.937        .19
American Home Products Corp.                                                                 1,000,000     39.438        .07
AstraZeneca PLC                                                                             13,350,900    560.574
AstraZeneca PLC (ADR)                                                                          199,000      8.308       1.01
Avon Products, Inc.                                                                          5,939,800    196.013        .35
Becton, Dickinson and Co.                                                                    3,100,000     82.925        .15
Bristol-Myers Squibb Co.                                                                     6,530,000    419.144        .75
Cardinal Health, Inc., Class A                                                               4,225,000    202.272        .36
Eli Lilly and Co.                                                                            4,793,200    318.748        .57
Kimberly-Clark Corp.                                                                         2,975,000    194.119        .35
Merck & Co., Inc.                                                                            5,000,000    335.313        .60
Pfizer Inc                                                                                  12,800,000    415.200        .74
Pharmacia & Upjohn, Inc.                                                                     3,000,000    135.000        .24
Schering-Plough Corp.                                                                        4,400,000    185.625        .33
Warner-Lambert Co.                                                                           5,625,000    460.898        .82
RECREATION & OTHER CONSUMER PRODUCTS  -  0.19%
Eastman Kodak Co.                                                                            1,100,000     72.875        .13
Hasbro, Inc.                                                                                 1,700,000     32.406        .06
TEXTILES & APPAREL  -  0.31%
NIKE, Inc., Class B                                                                          3,487,200    172.834        .31
                                                                                                      ---------- ----------
                                                                                                        6,971.841      12.44
                                                                                                      ---------- ----------

SERVICES
BROADCASTING & PUBLISHING  -  8.64%
AT&T Corp. - Liberty Media Group (1)                                                        20,503,806  1,163.591       2.07
CBS Corp. (1)                                                                                2,000,000    127.875        .23
Dow Jones & Co., Inc.                                                                        1,800,000    122.400        .22
Houston Industries, Inc. (converting to Time Warner Inc.) 7.00% ACES
 convertible preferred                                                                         500,000     60.250        .11
Infinity Broadcasting Corp. (1)                                                              1,424,100     51.535        .09
Knight-Ridder, Inc.                                                                          3,880,000    230.860        .41
MediaOne Group, Inc. (1)                                                                       600,000     46.087        .08
New York Times Co., Class A                                                                  1,000,000     49.125        .09
Time Warner Inc.                                                                            18,576,900  1,345.664       2.40
Viacom Inc., Class A (1)                                                                     2,392,800    144.615
Viacom Inc., Class B (1)                                                                    24,900,000  1,504.894       2.94
BUSINESS SERVICES  -  3.04%
Cendant Corp. (1)                                                                           38,300,000  1,017.344       1.81
FDX Corp. (1)                                                                                2,870,000    117.491        .21
Interpublic Group of Companies, Inc.                                                         5,349,700    308.611        .55
Waste Management, Inc.                                                                      15,030,000    258.328        .47
DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.68%
AT&T Corp.                                                                                  19,697,650    999.656       1.78
Deutsche Telekom AG                                                                          9,900,000    704.129       1.26
GTE Corp.                                                                                    2,000,000    141.125        .25
MCI WorlCom, Inc. (1)                                                                        6,075,000    322.355        .57
Qwest Communications International Inc. (1)                                                  1,250,000     53.750        .10
SBC Communications Inc.                                                                      6,503,600    317.050        .57
Sprint FON Group                                                                            14,840,000    998.918       1.78
Telefonica, SA (ADR) (1)                                                                     2,397,305    188.938        .34
Telefonos de Mexico, SA de CV, Class L (ADR)                                                 2,057,400    231.457        .41
U S WEST, Inc.                                                                               4,870,000    350.640        .62
HEALTH CARE PROVIDERS & SERVICES  -  0.54%
Columbia/HCA Healthcare Corp.                                                                7,600,000    222.775        .40
United HealthCare Corp.                                                                      1,550,000     82.344        .14
INFORMATION TECHNOLOGY CONSULTING & SERVICES  -  0.14%
Electronic Data Systems Corp.                                                                1,200,000     80.325        .14
LEISURE & TOURISM  -  0.99%
McDonald's Corp.                                                                             2,400,000     96.750        .17
Seagram Co. Ltd.                                                                             9,385,000    421.738
Seagram Co. Ltd. 7.50% ACES convertible preferred                                              900,000     40.500        .82
MERCHANDISING  -  3.40%
Albertson's, Inc.                                                                           11,740,800    378.641        .67
AutoZone, Inc. (1)                                                                           4,140,000    133.774        .24
Dillard's Inc., Class A                                                                      1,995,000     40.274        .07
Dollar General Corp.                                                                         1,000,000     22.750        .04
J.C. Penney Co., Inc.                                                                        4,200,000     83.737        .15
Limited Inc.                                                                                 7,900,000    342.169        .61
Lowe's Companies, Inc.                                                                       8,368,500    500.018        .89
May Department Stores Co.                                                                    2,718,450     87.670        .16
Wal-Mart Stores, Inc.                                                                        4,600,000    317.975        .57
TRANSPORTATION: AIRLINES  -  0.82%
AMR Corp. (1)                                                                                5,550,000    371.850        .66
Delta Air Lines, Inc.                                                                        1,742,100     86.778        .16
WIRELESS TELECOMMUNICATION SERVICES  -  1.00%
Vodafone AirTouch PLC (ADR)                                                                 11,295,500    559.127       1.00
                                                                                                      ---------- ----------
                                                                                                       14,725.883      26.25
                                                                                                      ---------- ----------

FINANCE
BANKING  -  4.76%
Bank of America Corp.                                                                       13,477,100    676.382       1.21
BANK ONE CORP.                                                                               6,935,000    222.353        .40
Comerica Inc.                                                                                  750,000     35.016        .06
First Union Corp.                                                                            9,500,000    311.719        .56
Fleet Boston Financial Corp. (formerly BankBoston Corp.)                                     3,079,440    107.203        .19
KeyCorp                                                                                      5,200,000    115.050        .21
National City Corp.                                                                          2,000,000     47.375        .08
Toronto-Dominion Bank                                                                        4,848,900    129.941        .23
U.S. Bancorp                                                                                 2,831,250     67.419        .12
Wachovia Corp.                                                                                 900,000     61.200        .11
Washington Mutual, Inc.                                                                     18,250,000    474.500        .85
Wells Fargo & Co.                                                                           10,483,200    423.914        .74
FINANCIAL SERVICES  -  4.14%
Associates First Capital Corp., Class A                                                      2,000,000     54.875        .10
Fannie Mae                                                                                  18,996,800  1,186.113       2.11
Freddie Mac                                                                                  2,400,000    112.950        .20
Household International, Inc.                                                               13,000,000    484.250        .86
MBNA Corp.                                                                                   3,080,000     83.930        .15
Providian Financial Corp.                                                                    1,000,000     91.063        .16
SLM Holding Corp.                                                                            7,357,000    310.833        .56
INSURANCE  -  2.42%
Aetna Inc.                                                                                   1,000,000     55.813        .10
Allstate Corp.                                                                               7,150,000    171.600        .31
American General Corp.                                                                       2,010,000    152.509        .27
American International Group, Inc.                                                           3,375,000    364.922        .65
Aon Corp.                                                                                    4,000,000    160.000        .29
Chubb Corp.                                                                                  1,842,600    103.761        .18
Jefferson-Pilot Corp.                                                                        2,200,000    150.150        .27
Lincoln National Corp.                                                                       1,800,000     72.000        .13
SAFECO Corp.                                                                                 1,781,800     44.322        .08
St. Paul Companies, Inc.                                                                     2,400,000     80.850        .14
                                                                                                      ---------- ----------
                                                                                                        6,352.013      11.32
                                                                                                      ---------- ----------

OTHER
MULTI-INDUSTRY  -  0.59%
Berkshire Hathaway Inc., Class A (1)                                                             1,488     83.477        .15
Canadian Pacific Ltd.                                                                        2,375,000     51.211        .09
Honeywell International Inc. (formerly AlliedSignal Inc.)                                    2,700,000    155.756        .28
Minnesota Mining and Manufacturing Co.                                                         120,000     11.745        .02
Textron Inc.                                                                                   400,000     30.675        .05
GOLD MINES  -  0.62%
Barrick Gold Corp.                                                                           7,000,000    123.813        .22
Newmont Mining Corp.                                                                         5,600,000    137.200        .25
Placer Dome Inc.                                                                             8,000,000     86.000        .15
MISCELLANEOUS  -  1.88%
Equity securities in initial period of acquisition                                                      1,046.967       1.88
                                                                                                      ---------- ----------
                                                                                                        1,726.844       3.09
                                                                                                      ---------- ----------
Total Equity Securities (cost: $27,721.177 million)                                                    48,886.568      87.15
                                                                                                      ---------- ----------

                                                                                            Principal
                                                                                             Amount
Short Term Securities                                                                      (millions)
--------------------------------------------                                                --------   --------   --------
U.S. TREASURIES AND OTHER FEDERAL AGENCIES  -  6.20%
Fannie Mae 5.20%-5.80% due 1/18-6/22/2000                                                     $793.167    778.036       1.39
Federal Farm Credit Bank Notes 5.42% due 2/4/2000                                               20.800     20.686        .04
Federal Home Loan Banks 5.22%-5.63% due 1/21-5/24/2000                                       1,453.240  1,431.552       2.55
Freddie Mac 5.202%-5.54% due 1/10-3/30/2000                                                    847.090    839.906       1.49
Student Loan Marketing Assn. 5.796%-5.869% due 4/20-5/18/2000                                  155.000    155.009        .28
Tennessee Valley Authority Discount Notes 5.51% due 3/3-3/13/2000                              100.000     98.943        .18
World Bank Discount Notes 5.49%-5.55% due 1/24-1/25/2000                                       150.000    149.436        .27
CORPORATE SHORT-TERM NOTES  -  6.48%
AIG Funding Inc. 5.84% due 1/20/2000                                                            50.000     49.838        .09
Albertson's Inc. 5.85% due 1/20/2000 (2)                                                        63.000     62.798        .11
American Express Credit Corp. 5.35%-6.38% due 1/4-2/1/2000                                      93.200     92.911        .17
American General Corp. 5.88% due 2/2/2000                                                       25.000     24.866
American General Finance Corp. 5.69%-5.76% due 2/18/2000                                        50.000     49.592        .13
Anheuser-Busch Companies, Inc. 5.86% due 2/3/2000                                               30.000     29.834        .05
Archer Daniels Midland Co. 5.33%-5.80% due 1/26-4/3/2000                                        85.000     84.154        .15
Associates First Capital Corp. 4.00%-6.03% due 1/3-2/28/2000                                   124.800    123.976        .22
Bell Atlantic Network Funding Corp 5.82%-5.95% due 1/11-1/13/2000                              103.000    102.797        .18
BellSouth Telecommunications, Inc. 5.50%-5.87% due 2/14-2/25/2000                              148.000    146.783        .26
Campbell Soup Co. 5.92%-6.01% due 2/18-2/28/2000                                                48.400     47.968        .09
Chevron USA Inc. 5.80%-6.05% due 1/11-2/3/2000                                                  91.700     91.472        .16
Coca-Cola Co. 5.30%-5.83% due 1/31-2/29/2000                                                   139.900    138.980        .24
Colgate-Palmolive Co. 5.83% due 1/31/2000 (2)                                                   25.000     24.874        .04
Walt Disney Co. 5.74%-5.88% due 2/18-4/7/2000                                                   55.130     54.368        .09
Duke Energy Corp. 5.60%-5.66% due 2/4/2000                                                     100.000     99.434        .18
E.I. du Pont de Nemours and Co. 5.30%-5.82% due 1/19-3/9/2000                                  137.400    136.541        .23
Eastman Kodak Co. 5.70%-5.71% due 2/8-2/15/2000                                                 83.000     82.428        .15
Emerson Electric Co. 5.31%-5.60% due 1/18-2/23/2000                                             65.000     64.569        .11
Ford Motor Credit Co. 5.35%-5.81% due 1/5-2/4/2000                                             122.400    121.857        .22
Fortune Brands Inc. 5.40%-6.05% due 1/21-2/16/2000 (2)                                          64.000     63.663        .12
Gannett Co., Inc. 5.80%-5.85% due 1/14-1/20/2000 (2)                                           100.000     99.724        .18
General Electric Capital Corp. 5.71%-5.96% due 2/3-3/20/2000                                   172.500    170.687        .32
General Motors Acceptance Corp. 5.74%-6.12% due 1/24-3/6/2000                                  127.500    126.732        .23
Gillette Co. 5.90%-5.92% due 1/19/2000 (2)                                                      80.000     79.751        .14
H.J. Heinz Co. 5.34%-5.95% due 1/19-1/28/2000                                                   76.000     75.724        .13
Household Finance Corp. 5.69%-5.94% due 1/13-3/8/2000                                          144.050    142.830        .25
IBM Credit Corp. 5.70%-5.91% due 1/28-3/7/2000                                                 125.000    123.974        .21
Johnson & Johnson 5.60%-5.81% due 1/25-4/14/2000 (2)                                            80.000     79.262        .14
Kellogg Co. 5.80% due 3/8/2000 (2)                                                              35.000     34.630        .06
Lucent Technologies Inc. 5.33%-5.83% due 1/28-4/19/2000                                        135.000    133.258        .23
Merck & Co. Inc. 5.29%-5.72% due 2/1-2/11/2000                                                 108.300    107.653        .20
Minnesota Mining and Manufacturing Co. 5.60% due 2/23/2000                                      50.000     49.552        .09
Mobil Corp. 5.90% due 1/26/2000 (2)                                                             37.300     37.141        .07
Monsanto Co. 5.40%-5.87% due 1/31-2/28/2000                                                     58.800     58.369        .10
Motorola Inc. 5.15%-5.81% due 1/21-1/27/2000                                                    36.100     35.975        .06
Nordstrom, Inc. 5.85% due 2/14/2000                                                             18.200     18.061        .03
Pfizer Inc. 5.60%-5.80% due 2/2-3/17/2000 (2)                                                  155.800    154.376        .28
Procter & Gamble Co. 5.82%-5.90% due 1/10-1/26/2000                                            151.500    151.093        .27
Sara Lee Corp. 5.80%-5.87% due 1/18-1/27/2000                                                   75.000     74.746        .13
SBC Communications Inc. 5.63%-5.90% due 1/19-3/24/2000 (2)                                     123.000    122.174        .22
Texaco Inc. 5.70%-5.83% due 1/26-2/11/2000                                                      65.000     64.619        .15
CERTIFICATES OF DEPOSIT  -  0.08%
Morgan Guaranty Trust Co. of New York 6.08% due 3/21/2000                                       50.000     50.018        .08
                                                                                                      ---------- ----------
Total Short-Term Securities (cost: $7,158.776 million)                                                  7,157.620      12.76
                                                                                                      ---------- ----------
Excess of cash and receivables over payables                                                               51.041        .09
                                                                                                      ---------- ----------
Total Short-Term Securities, Cash and Receivables, Net of Payables                                      7,208.661      12.85
                                                                                                      ---------- ----------
Net Assets                                                                                             56,095.229     100.00
                                                                                                      ---------- ----------

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

ADR=American Depositary Receipts

See Notes to Financial Statements




The Investment Company of America
Financial Statements
-----------------------------------------                -------------      -------------
Statement of Assets and Liabilities                                           (dollars in
at December 31, 1999                                                            millions)
----------------------------------------                 -------------      -------------
Assets:
Investment securities at market
 (cost: $27,721.177)                                                          $48,886.568
Short-term securities at market
 (cost: $7,158.776)                                                             7,157.620
Cash                                                                                 .148
Receivables for-
 Sales of investments                                            $.000
 Sales of fund's shares                                        $51.324
 Dividends and accrued interest                                 62.770            114.094
                                                         -------------      -------------
                                                                               56,158.430
Liabilities:
Payables for-
 Purchases of investments                                         .000
 Repurchases of fund's shares                                   41.484
 Management services                                            11.383
 Accrued expenses                                               10.334             63.201
                                                         -------------      -------------
Net Assets at December 31, 1999-
 Equivalent to $32.46 per share on
 1,728,032,586 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                                         $56,095.229
                                                                            =============


Statement of Operations                                                       (dollars in
for the year ended December 31, 1999                                            millions)
-----------------------------------------                -------------      -------------
Investment Income:
Income:
 Dividends                                                    $680.619
 Interest                                                      406.393      $   1,087.012
                                                         -------------
Expenses:
 Management services fee                                       127.846
 Distribution expenses                                         118.280
 Transfer agent fee                                             29.652
 Reports to shareholders                                          .785
 Registration statement and
  prospectus                                                     2.278
 Postage, stationery and supplies                                6.414
 Directors' fees                                                  .577
 Auditing and legal fees                                          .112
 Custodian fee                                                   1.030
 Taxes other than federal income tax                              .443
 Other expenses                                                   .288            287.705
                                                         -------------      -------------
 Net investment income                                                            799.307
                                                                            -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                              5,292.279
 Net increase in unrealized
  appreciation on investments                                                   1,931.502
                                                                            -------------
  Net realized gain and increase in
   unrealized appreciation on investments                                       7,223.781
                                                                            -------------
Net Increase in Net Assets Resulting
 from Operations                                                              $ 8,023.088
                                                                            =============



----------------------------------------                 -------------      -------------
                                                                              (dollars in
                                                                                millions)

                                                            Year ended        December 31
Statement of Changes in Net Assets                                1999               1998
-----------------------------------------                -------------      -------------
Operations:
Net investment income                                      $   799.307        $   716.799
Net realized gain on investments                             5,292.279          4,437.555
Net increase in unrealized
 appreciation on investments                                 1,931.502          3,902.006
                                                         -------------      -------------
 Net increase in net assets
  resulting from operations                                  8,023.088          9,056.360
                                                         -------------      -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income                          (807.510)          (729.026)
Distributions from net realized
 gain on investments                                        (4,829.809)        (4,219.066)
                                                         -------------      -------------
 Total dividends and distributions                          (5,637.319)        (4,948.092)
                                                         -------------      -------------
Capital Share Transactions:
Proceeds from shares sold: 174,371,241
 and 175,861,192 shares, respectively                        5,697.501          5,363.712
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 166,620,357 and 152,955,982
 shares, respectively                                        5,204.804          4,569.218
Cost of shares repurchased: 174,052,877
 and 173,627,274 shares, respectively                       (5,690.428)        (5,261.288)
                                                         -------------      -------------
 Net increase in net assets resulting from
  capital share transactions                                 5,211.877          4,671.642
                                                         -------------      -------------
Total Increase in Net Assets                                 7,597.646          8,779.910

Net Assets:
Beginning of year                                           48,497.583         39,717.673
                                                         -------------      -------------
End of year (including undistributed
 net investment income: $299.609
 and $307.707, respectively)                               $56,095.229        $48,497.583
                                                         =============      =============





See Notes to Financial Statements


 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.
Effective January 3, 2000, the fund's par value changed from $1 to $0.001.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or $$when-issued'' basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. NON-U.S. INVESTMENT TAXATION

Dividend income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1999, such non-U.S. taxes were $10,762,000. Net realized currency gains on dividends, withholding taxes reclaimable, and other receivables and payables, on a book basis, were $105,000 for the year ended December 31, 1999.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $21,173,557,000, of which $22,759,715,000 related to appreciated securities and $1,586,158,000 related to depreciated securities. During the year ended December 31, 1999, the fund realized, on a tax basis, a net capital gain of $5,292,174,000 on securities transactions. Net gains related to non-U.S. currency transactions of $105,000 were treated as an increase to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $34,870,631,000 at December 31, 1999.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $127,846,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 1999, provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1999, distribution expenses under the Plan were $118,280,000. As of December 31, 1999, accrued and unpaid distribution expenses were $8,873,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $23,548,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $29,652,000.

DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $1,319,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. WARRANTS

Option warrants are outstanding, which may be exercised at any time for the purchase of 822,245 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1999, the net assets of the fund would have been $56,099,539,000; the shares outstanding would have been 1,728,855,000; and the net asset value would have been equivalent to $32.45 per share. During the year ended December 31, 1999, 591 warrants were exercised for the purchase of 12,966 shares.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,518,060,000 and $13,244,773,000, respectively, during the year ended December 31, 1999.

As of December 31, 1999, accumulated undistributed net realized gain on investments was $685,747,000 and additional paid-in capital was $32,217,640,000. The fund reclassified $105,000 from undistributed net realized currency gains to undistributed net investment income and $271,056,000 from undistributed net realized gains to additional paid-in capital for the year ended December 31, 1999 as a result of permanent differences between book and tax.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,030,000 includes $91,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios                                            Year ended
                                                                    December 31
                                                  1999        1998          1997      1996       1995
Net Asset Value, Beginning of Year               $31.07      $28.25      $24.23    $21.61     $17.67
                                            --------------------------------------------------------
 Income From Investment Operations:
  Net investment income                             .49         .48         .51       .49        .52
  Net gains or losses on securities (both
   realized and unrealized)                        4.45        5.79        6.61      3.66       4.83
                                            --------------------------------------------------------
   Total from investment operations                4.94        6.27        7.12      4.15       5.35
                                            ----------- ----------- ----------- --------- -----------
 Less Distributions:
  Dividends (from net investment income)           (.51)       (.51)       (.50)     (.50)      (.50)
  Distributions (from capital gains)              (3.04)      (2.94)      (2.60)    (1.03)      (.91)
                                            ----------- ----------- ----------- --------- -----------
   Total distributions                            (3.55)      (3.45)      (3.10)    (1.53)     (1.41)
                                            ----------- ----------- ----------- --------- ----------
Net Asset Value, End of Year                     $32.46      $31.07      $28.25    $24.23     $21.61
                                             ==========  ==========  ==========  ========   ========

Total Return (1)                                  16.56%      22.94%     29.81%     19.35%     30.63%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)           $56,095     $48,498     $39,718   $30,875    $25,678
 Ratio of expenses to average net assets            .55%        .55%        .56%      .59%       .60%
 Ratio of net income to average net assets         1.54%       1.65%       1.90%     2.17%      2.70%
 Portfolio turnover rate - common stocks         27.72%       25.43%      24.08%    17.46%     20.91%
 Portfolio turnover rate - investment securi     27.85%       24.28%      26.02%    19.56%     20.37%



(1) Excludes maximum sales charge of 5.75%.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of The Investment Company of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 28, 2000

1999 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders         Payment Date              From Net          From Net               From

of Record                                         Investment         Realized Short-       Net Realized

                                                  Income            Term Gains              Long-Term Gains

March 5, 1999           March 8, 1999             $0.12             -                      $0.30

June 4, 1999            June 7, 1999              0.12              -                      -

September 3, 1999       September 7, 1999         0.12              -                      -

December 13, 1999       December 14, 1999         0.15              -                       2.74


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 75% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



RESULT OF MEETING OF SHAREHOLDERS HELD OCTOBER 19, 1999
(adjourned session November 16, 1999)

Shares Outstanding on August 20, 1999                  1,591,374,904
Shares Voting on October 19, 1999 (proposals 1 and 4) 1,020,391,945 (64.1%) Shares Voting on November 16, 1999
(adjourned session - proposals 2 and 3)                1,185,412,382 (74.5%)

PROPOSAL 1:
ELECTION OF DIRECTORS

                                                      Percent of                      Percent of

                            Votes                     Shares          Votes           Shares

Director                    For                       Voting For      Withheld        Withheld



Charles H. Black            1,006,699,251             99%             13,692,694      1%

Ann S. Bowers               1,007,367,857             99              13,024,088      1

Louise H. Bryson            1,006,706,402             99              13,685,543      1

Malcolm R. Currie           1,006,807,629             99              13,584,316      1

Jon B. Lovelace, Jr.        1,006,738,908             99              13,653,037      1

John G. McDonald            1,007,179,556             99              13,212,389      1

Bailey Morris-Eck           1,006,923,342             99              13,468,603      1

Richard G. Newman           1,007,145,218             99              13,246,727      1

William C. Newton           1,007,273,416             99              13,118,529      1

James W. Ratzlaff           1,007,337,706             99              13,054,239      1

Olin C. Robison             1,006,852,752             99              13,539,193      1

R. Michael Shanahan         1,007,557,258             99              12,834,687      1

William J. Spencer          1,007,254,338             99              13,137,607      1




PROPOSAL 2:

Amendments to Certificate of Incorporation (i) increasing the authorized shares of capital stock, (ii) establishing a new class of common stock and (iii) authorizing the Board to create additional series of shares within the new class of common stock

PROPOSAL 3:

Amendment to Certificate of Incorporation reducing the par value per share of capital stock

PROPOSAL 4:


Ratification of Accountants

                                  Percent of                      Percent of

                                  Shares                          Shares                            Percent of

                 Votes            Voting         Votes            Voting                            Shares

                 For              For            Against          Against         Abstentions       Abstaining



Proposal 2       827,588,205      91%            38,273,476       4%              47,835,925        5%

(Broker nonvotes = 271,714,776)




Proposal 3       800,229,624      88%            54,877,058       6%              58,590,924        6%

(Broker nonvotes = 271,714,776)




Proposal 4       990,514,162      97%            5,750,141        1%              24,127,642        2%




THE INVESTMENT COMPANY OF AMERICA

[The American Funds Group(r)]

BOARD OF DIRECTORS

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant; former
Executive Vice President and Director,
KaiserSteel Corporation

ANN S. BOWERS
Palo Alto, California
Senior Trustee, The Noyce Foundation

LOUISE H. BRYSON
Los Angeles, California
Director and former Chairman of
the Board, KCET Public Television

MALCOLM R. CURRIE, PH.D.
Agoura, California
Chairman Emeritus,
Hughes Aircraft Company

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Chairman Emeritus, Capital Research
and Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate
School of Business, Stanford University

BAILEY MORRIS-ECK
Washington, D.C.
Vice President, The Brookings
Institution; Senior Fellow, Institute for
International Economics; Consultant,
The Independent of London

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

WILLIAM C. NEWTON
Los Angeles, California
Senior Partner, The Capital Group
Partners L.P.

JAMES W. RATZLAFF
San Francisco, California
Vice Chairman of the Board of the fund
Senior Partner, The Capital Group
Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

R. MICHAEL SHANAHAN
Los Angeles, California
President of the fund
Chairman of the Board and Principal
Executive Officer, Capital Research
and Management Company

WILLIAM J. SPENCER, PH.D.
Austin, Texas
Chairman of the Board and Chief
Executive Officer, SEMATECH (research
and development consortium)

WILLIAM R. GRIMSLEY, an officer of ICA for 12 years and a Director for one, has retired. The Directors wish to thank him for his many contributions to the fund.

ADVISORY BOARD MEMBERS

THOMAS M. CROSBY, JR.
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

ELLEN H. GOLDBERG, PH.D.
Santa Fe, New Mexico
President, Santa Fe Institute

ALLAN E. GOTLIEB
Toronto, Ontario, Canada
Former Canadian Ambassador
to the United States

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

ROBERT J. O'NEILL, PH.D.
Oxford, England
Chichele Professor of the History of War;
Fellow of All Souls College,
University of Oxford

NORMAN R. WELDON, PH.D.
Evergreen, Colorado
Managing Director, Partisan Management
Group Inc.; former Chairman of the
Board, Novoste Corporation

OTHER OFFICERS

GREGG E. IRELAND
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

JAMES B. LOVELACE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

DONALD D. O'NEAL
San Francisco, California
Senior Vice President of the fund
Vice President, Capital Research
and Management Company

JOYCE E. GORDON
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

ANNE M. LLEWELLYN
Los Angeles, California
Vice President of the fund
Associate, Capital Research
and Management Company

PATRICIA L. PINNEY
Los Angeles, California
Vice President of the fund
Vice President, Capital
Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

THOMAS M. ROWLAND
Brea, California
Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF
THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462



For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA BDC/GRS/4465
Lit. No. ICA-011-0200

Printed on recycled paper